UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2007
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 2.01 Completion of Acquisition or Disposition of Assets
On September 12, 2007, Inverness Medical Innovations, Inc., a Delaware corporation (“Inverness”), announced the successful completion of its acquisition of Cholestech Corporation, a California corporation (“Cholestech”) (the “Merger”). Inverness completed the acquisition pursuant to the Agreement and Plan of Reorganization, by and among Inverness, Iris Merger Sub, Inc., a wholly-owned subsidiary of Inverness, and Cholestech dated June 4, 2007 (the “Merger Agreement”). As a result of the Merger, which became effective on September 12, 2007, Cholestech continues as the surviving corporation and is a wholly-owned subsidiary of Inverness. Cholestech stockholders received .43642 (the “Exchange Ratio”) shares of Inverness common stock for each Cholestech share, resulting in an aggregate issuance of approximately 6,841,562 shares of Inverness common stock. Additionally, each option to purchase shares of Cholestech common stock granted under employee and director stock plans of Cholestech was converted into a right to acquire Inverness shares at the Exchange Ratio.
The foregoing description of the Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The financial statements of the business acquired were previously filed on Inverness’ Current Report on Form 8-K, event date July 20, 2007, filed on July 20, 2007.
(b) Pro Forma Financial Information.
The pro forma financial information required pursuant to Article 11 of Regulation S-X was previously filed on Inverness’ Current Report on Form 8-K, event date July 20, 2007, filed on July 20, 2007.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of June 4, 2007, by and among Inverness Medical Innovations, Inc., a Delaware corporation (“Parent”), Iris Merger Sub, Inc., a California corporation and a wholly owned first-tier subsidiary of Parent (“Merger Sub”), and Cholestech Corporation, a California corporation (incorporated by reference to Exhibit 2.1 to Inverness’ Current Report on Form 8-K, event date June 4, 2007, filed on June 4, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: September 17, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of June 4, 2007, by and among Inverness Medical Innovations, Inc., a Delaware corporation (“Parent”), Iris Merger Sub, Inc., a California corporation and a wholly owned first-tier subsidiary of Parent (“Merger Sub”), and Cholestech Corporation, a California corporation (incorporated by reference to Exhibit 2.1 to Inverness’ Current Report on Form 8-K, event date June 4, 2007, filed on June 4, 2007).